RAMP SERIES 2005-RS6 TRUST

NO PREAY STRESS	Class M5			Class M6			Class M7				Class M9

	Min 0			Min 0			Min 0				Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp	-200 bp	bp	200 bp	-200 bp	bp	200 bp		-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case		1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	12.48%	12.08%	11.39%	11.25%	10.81%	10.07%	10.14%	9.67%	8.88%		8.26%	7.72%	6.84%
CDR - Yield Break	13.46 CDR	12.89 CDR	11.95 CDR	11.79 CDR	11.20 CDR	10.25 CDR	10.37 CDR	9.77 CDR	8.80 CDR		8.10 CDR	7.47 CDR	6.49 CDR
% Cum Loss 1st $ Principal Loss	12.46%	12.06%	11.37%	11.20%	10.76%	10.02%	10.08%	9.60%	8.83%		8.17%	7.63%	6.85%
CDR - 1st $ Principal Loss	13.43 CDR	12.86 CDR	11.92 CDR	11.73 CDR	11.14 CDR	10.19 CDR	10.29 CDR	9.68 CDR	8.75 CDR		8.00 CDR	7.37 CDR	6.50 CDR

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	13.12%	12.58%	11.72%	11.82%	11.25%	10.36%	10.65%	10.06%	9.11%		8.66%	8.02%	6.85%
CDR - Yield Break	8.67 CDR	8.23 CDR	7.57 CDR	7.66 CDR	7.22 CDR	6.56 CDR	6.79 CDR	6.35 CDR	5.67 CDR		5.37 CDR	4.92 CDR	4.13 CDR
% Cum Loss 1st $ Principal Loss	13.10%	12.54%	11.70%	11.78%	11.19%	10.30%	10.58%	9.98%	9.07%		8.56%	7.92%	7.03%
CDR - 1st $ Principal Loss	8.65 CDR	8.20 CDR	7.55 CDR	7.63 CDR	7.18 CDR	6.52 CDR	6.74 CDR	6.29 CDR	5.64 CDR		5.30 CDR	4.85 CDR	4.25 CDR

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	11.07%	10.52%	9.70%	9.96%	9.40%	8.80%	8.98%	8.40%	4.35%		7.30%	6.70%	4.41%
CDR - Yield Break	11.56 CDR	10.83 CDR	9.79 CDR	10.14 CDR	9.44 CDR	8.71 CDR	8.94 CDR	8.25 CDR	3.92 CDR		7.01 CDR	6.34 CDR	3.98 CDR
% Cum Loss 1st $ Principal Loss	11.05%	10.50%	10.08%	9.93%	9.35%	8.87%	8.93%	8.34%	7.81%		7.22%	6.64%	6.06%
CDR - 1st $ Principal Loss	11.53 CDR	10.80 CDR	10.27 CDR	10.10 CDR	9.38 CDR	8.79 CDR	8.88 CDR	8.18 CDR	7.57 CDR		6.92 CDR	6.28 CDR	5.65 CDR

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	12.03%	11.38%	10.67%	10.83%	10.17%	9.41%	9.75%	9.09%	7.94%		7.92%	7.23%	4.73%
CDR - Yield Break	7.82 CDR	7.32 CDR	6.79 CDR	6.92 CDR	6.43 CDR	5.88 CDR	6.14 CDR	5.66 CDR	4.86 CDR		4.86 CDR	4.39 CDR	2.77 CDR
% Cum Loss 1st $ Principal Loss	12.00%	11.35%	10.67%	10.79%	10.12%	9.40%	9.68%	9.00%	8.28%		7.83%	7.16%	6.42%
CDR - 1st $ Principal Loss	7.80 CDR	7.30 CDR	6.79 CDR	6.89 CDR	6.39 CDR	5.87 CDR	6.09 CDR	5.60 CDR	5.09 CDR		4.80 CDR	4.34 CDR	3.85 CDR

PREPAY STRESS										#

	Min 0			Min 0			Min 0				Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp	-200 bp	bp	200 bp	-200 bp	bp	200 bp		-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case	2.00x Base Case	1.00x Base Case	0.50x Base Case	2.00x Base Case	1.00x Base Case	0.50x Base Case		2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	0.71%	12.38%	16.51%	0.07%	11.07%	15.31%	0.10%	9.89%	14.18%		0.21%	7.89%	12.21%
CDR - Yield Break	1.05 CDR	10.05 CDR	7.86 CDR	0.10 CDR	8.78 CDR	7.09 CDR	0.15 CDR	7.69 CDR	6.40 CDR		0.31 CDR	5.93 CDR	5.28 CDR
% Cum Loss 1st $ Principal Loss	8.16%	12.34%	16.48%	6.74%	11.01%	15.23%	5.51%	9.82%	14.08%		3.49%	7.80%	12.12%
CDR - 1st $ Principal Loss	12.77 CDR	10.02 CDR	7.84 CDR	10.43 CDR	8.73 CDR	7.04 CDR	8.44 CDR	7.62 CDR	6.34 CDR		5.26 CDR	5.85 CDR	5.23 CDR

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	0.71%	11.01%	9.72%	0.07%	9.84%	13.50%	0.10%	8.80%	12.49%		0.20%	7.01%	9.78%
CDR - Yield Break	1.04 CDR	8.73 CDR	3.99 CDR	0.10 CDR	7.64 CDR	6.00 CDR	0.14 CDR	6.71 CDR	5.43 CDR		0.30 CDR	5.19 CDR	4.02 CDR
% Cum Loss 1st $ Principal Loss	7.66%	10.99%	14.57%	6.33%	9.79%	13.45%	5.18%	8.73%	12.41%		3.28%	6.94%	10.73%
CDR - 1st $ Principal Loss	11.94 CDR	8.71 CDR	6.63 CDR	9.76 CDR	7.60 CDR	5.97 CDR	7.92 CDR	6.65 CDR	5.39 CDR		4.94 CDR	5.13 CDR	4.50 CDR

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by
CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-
lying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

1	M5	Scenario 1	First Principal Writedown	10							10
1	M5	Scenario 2	First Principal Writedown	10							10
1	M5	Scenario 3	First Principal Writedown	10							10
1	M6	Scenario 4	First Principal Writedown	10							10
1	M6	Scenario 5	First Principal Writedown	10							10
1	M6	Scenario 6	First Principal Writedown	10							10
1	M7	Scenario 7	First Principal Writedown	10							10
1	M7	Scenario 8	First Principal Writedown	10							10
1	M7	Scenario 9	First Principal Writedown	10							10

0	M5	Scenario 1	Discount Margin	72	Price	100					140	Price	100
0	M5	Scenario 2	Discount Margin	72	Price	100					140	Price	100
0	M5	Scenario 3	Discount Margin	72	Price	100					140	Price	100
0	M6	Scenario 4	Discount Margin	77	Price	100					180	Price	100
0	M6	Scenario 5	Discount Margin	77	Price	100					180	Price	100
0	M6	Scenario 6	Discount Margin	77	Price	100					180	Price	100
0	M7	Scenario 7	Discount Margin	130	Price	100					220	Price	100
0	M7	Scenario 8	Discount Margin	130	Price	100					220	Price	100
0	M7	Scenario 9	Discount Margin	130	Price	100					220	Price	100